800 Westchester Avenue, Suite S-710

Rye Brook, New York 10573

April 21, 2015

Securities and Exchange Commission

100 F Street, NE

Washington, DC  20549

Attn:  Office of Filings, Information & Consumer Services

Re: IndexIQ Trust (the “Registrant”), on behalf of IQ Hedge Multi-Strategy Plus Fund (the “Fund”)

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing is an exhibit containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement dated April 15, 2015 to the Prospectus dated August 28, 2014 and Summary Prospectus dated August 28, 2014.  The purpose of the filing is to submit the 497(e) filing dated April 15, 2015 in XBRL for the Fund.

Should you have any questions or comments, please contact me at (914) 697-4945, or our counsel Kathleen Moriarty at (212) 940-6304.

Very truly yours,

/s/ David Fogel

David Fogel

President